UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2007

Unit Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7130 South Lewis, Suite 1000, Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2007, the Board of Directors of Unit Corporation (the “Company”) approved an amendment to the Bylaws of the Company to meet the new requirements of the New York Stock Exchange that all securities listed on the Exchange be eligible for a direct registration system operated by a securities depository. Such eligibility requires that the Company’s stock be permitted to be issued in uncertificated form. Accordingly, the Board approved an amendment to the bylaws to require that the stock either be represented by certificates or be uncertificated and represented by an electronic record held in the direct registration system.

Specifically, Sections 1 and 2 of Article V of the Bylaws of the Company were amended to read as follows:

Section 1.  Stock Certificates; Uncertificated Shares.  The shares of stock of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the corporation’s stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Every holder of stock in the corporation that is represented by a certificate shall be entitled to have a certificate signed in the name of the corporation by the Chairman of the Board of Directors, the President or a Vice President and also by the Secretary or an Assistant Secretary of the corporation.  Any or all of the signatures on a certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 2.  Transfers.  Stock of the corporation shall be transferable in the manner prescribed by law and in these By-laws. Shares of stock of the corporation shall only be transferred on the books of the corporation by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization, and other matters as the corporation may reasonably require, and accompanied by all necessary stock transfer stamps.

Following is the text of Sections 1 and 2 of Article V of the Bylaws prior to the above referenced amendment:

Section 1.  Certificates of Shares.  The certificates for shares of the capital stock of the corporation shall be in such form as shall be approved by the Board of Directors. The certificates shall be signed by the Chairman of the Board, President or a Vice President, and also by the Secretary or an Assistant Secretary and may be sealed by the seal of this corporation or a facsimile thereof. Where any such certificate is countersigned by a transfer agent, or registered by a registrar, either of which is other than the corporation itself or an employee of the corporation, the signatures of such Chairman of the Board, President or Vice President and Secretary or Assistant Secretary, may be facsimiles. They shall be consecutively numbered and shall be entered in the books of the corporation as they are issued and shall exhibit the holder's name and the number of shares.

Section 2.  Transfer of Shares.  The shares of stock of the corporation shall be transferable only on the books of the corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares.

The Bylaws of the Company (as amended and restated June 19, 2007) are attached to this Form 8-K as Exhibit 3.2.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

3.2	Bylaws of Unit Corporation (as amended and restated June 19, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: June 20, 2007	By:	/s/ Mark E. Schell
Mark E. Schell Senior Vice President and General Counsel

3

EXHIBIT INDEX

Exhibit No. Description.

3.2	Bylaws of Unit Corporation (as amended and restated June 19, 2007)